Name of Registrant:
Franklin Tax-Free Trust

File No. 811-04149

Exhibit Item No. 77C Matter Submitted to a Vote of Security Holders

I. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Kentucky Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	9,247,074	97.82%	59.50%	206,410	2.18%	1.33%
Terrence J. Checki	9,243,498	97.78%	59.48%	209,986
                          	2.22%	1.35%
Mary C. Choksi	9,292,960	98.30%	59.80%	160,524
                  	1.70%	1.03%
Edith E. Holiday	9,288,817	98.26%	59.77%	164,667
                       	1.74%	1.06%

Gregory E. Johnson	9,297,936	98.35%	59.83%	155,548
                   	1.65%	1.00%
Rupert H. Johnson, Jr.	9,276,814             	98.13%	59.70%	176,670
                         	1.87%	1.14%
J. Michael Luttig	9,284,672             	98.21%	59.75%	168,812
                         	1.79%	1.09%
Larry D. Thompson	9,248,822             	97.84%	59.52%	204,662
                        	2.16%	1.32%
John B. Wilson	9,297,936             	98.35%	59.83%	155,548
                 	1.65%	1.00%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
6,842,147	72.38%	44.03%	396,788	4.20%	471,151	4.98%
1,743,396	18.44%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
6,817,478	72.12%	43.87%	336,774	3.56%	555,837	5.88%
1,743,396	18.44%	Y

II. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Federal Intermediate-Term Tax-Free Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.
4.	To approve procedures that prevent holding investments in
companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	237,285,842           	98.43%	65.72%	3,785,797
1.57%	1.05%
Terrence J. Checki	237,356,757           	98.46%	65.74%	3,714,882
                       	1.54%	1.03%
Mary C. Choksi	236,975,374           	98.30%	65.63%	4,096,265
                 	1.70%	1.13%
Edith E. Holiday	237,412,175           	98.48%	65.75%	3,659,464
                       	1.52%	1.01%
Gregory E. Johnson	237,474,260           	98.51%	65.77%	3,597,380
                        	1.49%	1.00%
Rupert H. Johnson, Jr.	237,379,867           	98.47%	65.74%	3,691,772
                        	1.53%	1.02%
J. Michael Luttig	237,442,108           	98.49%	65.76%	3,629,532
                        	1.51%	1.01%
Larry D. Thompson	237,424,215           	98.49%	65.76%	3,647,425
                        	1.51%	1.01%
John B. Wilson	237,528,432           	98.53%	65.79%	3,543,207
               	1.47%	0.98%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
	% Broker Non-Vote	Passed (Y or N)
174,555,376	72.41%	48.34%	6,186,915	2.57%	4,085,857
	1.69%	56,243,497	23.33%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
174,291,537	72.30%	48.27%	5,023,615	2.08%	5,512,990
		2.29%	56,243,497	23.33%	Y

Proposal 4. To approve procedures that prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
22,991,945	9.54%	6.37%	154,428,889	64.06%	7,407,308
	3.07%	56,243,497	23.33%	N


III. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Massachusetts Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	25,658,437	96.81%	62.71%	844,738	3.19%	2.06%
Terrence J. Checki	25,640,317	96.74%	62.67%	862,858	3.26%	2.11%
Mary C. Choksi	25,670,450	96.86%	62.74%	832,725	3.14%	2.04%
Edith E. Holiday	25,637,226	96.73%	62.66%	865,949	3.27%	2.12%
Gregory E. Johnson	25,664,151	96.83%	62.73%	839,024	3.17%	2.05%
Rupert H. Johnson, Jr.	25,653,882
	96.80%	62.70%	849,293	3.20%	2.08%
J. Michael Luttig	25,665,017	96.84%	62.73%	838,158	3.16%	2.05%
Larry D. Thompson	25,646,001
	96.77%	62.68%	857,174	3.23%	2.10%
John B. Wilson	25,648,424	96.77%	62.69%	854,751	3.23%	2.09%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
18,190,354	68.63%	44.46%	970,903	3.66%	1,032,767
3.90%	6,309,149	23.81%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
17,856,890	67.38%	43.65%	937,275	3.54%	1,399,861
5.28%	6,309,149	23.81%	Y

IV. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Michigan Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	51,693,464            	94.99%	56.93%	2,728,410
	5.01%	3.00%
Terrence J. Checki	51,751,479	95.09%	56.99%	2,670,395
                  	4.91%	2.94%
Mary C. Choksi	51,863,446            	95.30%	57.11%	2,558,428
                	4.70%	2.82%
Edith E. Holiday	51,796,178	95.18%	57.04%	2,625,696
             	4.82%	2.89%
Gregory E. Johnson	51,863,596            	95.30%	57.11%	2,558,278
                      	4.70%	2.82%
Rupert H. Johnson, Jr.	51,761,578            	95.11%	57.00%	2,660,296
                      	4.89%	2.93%
J. Michael Luttig	51,773,869	95.13%	57.01%	2,648,005
                	4.87%	2.92%
Larry D. Thompson	51,746,412	95.08%	56.98%	2,675,462
                  	4.92%	2.95%
John B. Wilson	51,834,143	95.25%	57.08%	2,587,731
         	4.75%	2.85%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
35,809,478	65.80%	39.43%	4,175,361	7.67%	3,271,519
	6.01%	11,165,517	20.52%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
36,645,710	67.34%	40.36%	2,890,999	5.31%	3,719,648
	6.83%	11,165,517	20.52%	Y


V. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Minnesota Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	53,272,990            	97.04%	61.31%	1,626,267
	2.96%	1.87%
Terrence J. Checki	53,108,576            	96.74%	61.12%	1,790,681
                        	3.26%	2.06%

Mary C. Choksi	53,354,975            	97.19%	61.40%	1,544,282
               	2.81%	1.78%
Edith E. Holiday	53,295,427            	97.08%	61.34%	1,603,830
                       	2.92%	1.85%

Gregory E. Johnson	53,335,519            	97.15%	61.38%	1,563,738
                        	2.85%	1.80%
Rupert H. Johnson, Jr.	53,295,869            	97.08%	61.34%	1,603,388
                       	2.92%	1.85%
J. Michael Luttig	53,330,403            	97.14%	61.38%	1,568,854
                       	2.86%	1.81%
Larry D. Thompson	53,309,825	97.10%	61.35%	1,589,432
                	2.90%	1.83%
John B. Wilson	53,340,776            	97.16%	61.39%	1,558,481
                 	2.84%	1.79%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
38,210,708	69.60%	43.98%	2,761,831	5.03%	2,681,162
	4.88%	11,245,552	20.48%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
38,152,336	69.50%	43.91%	2,034,191	3.71%	3,467,177
6.32%	11,245,552	20.48%	Y

VI. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Ohio Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	81,680,986            	96.15%	64.71%	3,273,711
	3.85%	2.59%
Terrence J. Checki	81,792,525            	96.28%	64.79%	3,162,173
	3.72%	2.51%
Mary C. Choksi	81,928,531            	96.44%	64.90%	3,026,167
               	3.56%	2.40%

Edith E. Holiday	81,991,632            	96.51%	64.95%	2,963,065
                        	3.49%	2.35%
Gregory E. Johnson	81,896,428            	96.40%	64.88%	3,058,270
                       	3.60%	2.42%
Rupert H. Johnson, Jr.	81,754,276            	96.23%	64.76%	3,200,422
                       	3.77%	2.54%
J. Michael Luttig	81,837,411            	96.33%	64.83%	3,117,286
                        	3.67%	2.47%
Larry D. Thompson	81,819,781            	96.31%	64.82%	3,134,916
                        	3.69%	2.48%
John B. Wilson	81,906,130            	96.41%	64.88%	3,048,568
                     	3.59%	2.42%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
52,519,346	61.82%	41.60%	4,486,446	5.28%	3,959,671
	4.66%	23,989,237	28.24%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
52,984,998	62.37%	41.97%	3,230,365	3.80%	4,750,098
5.59%	23,989,237	28.24%	Y

VII. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Colorado Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	31,933,163            	96.55%	49.58%	1,141,085
	3.45%	1.77%
Terrence J. Checki	31,967,226	96.65%	49.63%	1,107,022
3.35%	1.72%
Mary C. Choksi	31,964,988	96.65%	49.63%	1,109,260	3.35%	1.72%
Edith E. Holiday	31,972,318	96.67%	49.64%	1,101,930	3.33%	1.71%
Gregory E. Johnson	31,988,681	96.72%	49.67%	1,085,567	3.28%	1.69%
Rupert H. Johnson, Jr.	31,919,357	96.51%	49.56%	1,154,891	3.49%	1.79%
J. Michael Luttig	31,954,645	96.61%	49.61%	1,119,604	3.39%	1.74%
Larry D. Thompson	31,949,931	96.60%	49.61%	1,124,317	3.40%	1.75%
John B. Wilson	31,970,459	96.66%	49.64%	1,103,789	3.34%	1.71%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
22,718,989	68.69%	35.27%	2,445,297	7.39%	1,832,571
	5.54%	6,077,390	18.37%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
22,636,795	68.44%	35.15%	2,155,730	6.52%	2,204,334
6.66%	6,077,390	18.37%	Y


VIII. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Georgia Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	27,570,006	97.66%	58.82%	659,190	2.34%	1.41%
Terrence J. Checki	27,586,186	97.72%	58.85%	643,009	2.28%	1.37%
Mary C. Choksi	27,571,624	97.67%	58.82%	657,571	2.33%	1.40%
Edith E. Holiday	27,623,500	97.85%	58.93%	605,695	2.15%	1.29%
Gregory E. Johnson	27,624,993	97.86%	58.93%	604,202	2.14%	1.29%
Rupert H. Johnson, Jr.	27,528,121	97.52%	58.73%	701,075	2.48%	1.50%
J. Michael Luttig	27,619,410	97.84%	58.92%	609,785	2.16%	1.30%
Larry D. Thompson	27,574,785	97.68%	58.83%	654,411	2.32%	1.40%
John B. Wilson	27,498,585	97.41%	58.66%	730,610	2.59%	1.56%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
19.877,380	70.41%	42.40%	1,315,064	4.66%	981,123
3.48%	6,055,628	21.45%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
19,889,393	70.46%	42.43%	1,008,207	3.57%	1,275,968
4.52%	6,055,628	21.45%	Y

IX. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Pennsylvania Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	80,137,456	96.07%	63.08%	3,274,531	3.93%	2.58%
Terrence J. Checki	80,213,738	96.17%	63.14%	3,198,248	3.83%	2.52%
Mary C. Choksi	80,280,985	96.25%	63.19%	3,131,002	3.75%	2.46%
Edith E. Holiday	80,281,945	96.25%	63.19%	3,130,042	3.75%	2.46%
Gregory E. Johnson	80,265,364	96.23%	63.18%	3,146,623	3.77%	2.48%
Rupert H. Johnson, Jr.	80,248,501	96.21%	63.17%	3,163,486	3.79%	2.49%
J. Michael Luttig	80,387,284	96.37%	63.28%	3,024,703	3.63%	2.38%
Larry D. Thompson	80,221,798	96.18%	63.15%	3,190,189	3.82%	2.51%
John B. Wilson	80,360,788	96.34%	63.26%	3,051,199	3.66%	2.40%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
55,652,812	66.72%	43.81%	6,571,988	7.88%	3,396,845
	4.07%	17,790,338	21.33%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
56,932,528	68.25%	44.81%	4,263,250	5.11%	4,425,871
5.31%	17,790,338	21.33%	Y

X. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of High Yield Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.
4.	To approve procedures to prevent holding investments in
companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	406,810,589           	96.97%	56.40%	12,730,603
	3.03%	1.77%
Terrence J. Checki	406,577,132           	96.91%	56.37%	12,964,060
	3.09%	1.80%
Mary C. Choksi	406,523,960           	96.90%	56.36%	13,017,232
3.10%	1.80%
Edith E. Holiday	406,964,437           	97.00%	56.42%	12,576,756
	3.00%	1.74%
Gregory E. Johnson	407,138,105           	97.04%	56.45%	12,403,087
	2.96%	1.72%
Rupert H. Johnson, Jr.	406,714,535           	96.94%	56.39%	12,826,657
	3.06%	1.78%
J. Michael Luttig	407,210,775           	97.06%	56.46%	12,330,417
	2.94%	1.71%
Larry D. Thompson	407,008,694           	97.01%	56.43%	12,532,498
	2.99%	1.74%
John B. Wilson	407,268,841           	97.07%	56.47%	12,272,351
2.93%	1.70%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
	% Broker Non-Vote	Passed (Y or N)
288,791,333	68.84%	40.04%	20,101,690	4.79%	16,435,160
	3.92%	94,212,997	22.46%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
289,614,209	69.03%	4015%	18,140,655	4.32%	17,573,332
4.19%	94,212,997	22.46%	Y

Proposal 4. To approve procedures that prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
67,331,109	16.05%	9.34%	235,901,407	56.23%	22,095,672
	5.27%	94,212,997	22.46%	N

XI. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Federal Limited-Term Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	60,785,894            	97.89%	59.59%	1,307,941
	2.11%	1.28%
Terrence J. Checki	60,802,161            	97.92%	59.60%	1,291,675
	2.08%	1.27%
Mary C. Choksi	60,889,858            	98.06%	59.69%	1,203,978
1.94%	1.18%
Edith E. Holiday	60,851,197            	98.00%	59.65%	1,242,638
	2.00%	1.22%
Gregory E. Johnson	60,825,306            	97.96%	59.62%	1,268,530
	2.04%	1.24%
Rupert H. Johnson, Jr.	60,776,718            	97.88%	59.58%	1,317,117
	2.12%	1.29%
J. Michael Luttig	60,831,005            	97.97%	59.63%	1,262,830
	2.03%	1.24%
Larry D. Thompson	60,798,633            	97.91%	59.60%	1,295,202
	2.09%	1.27%
John B. Wilson	60,848,345            	97.99%	59.65%	1,245,490
2.01%	1.22%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
45,695,413	73.59%	44.79%	1,814,469	2.92%	1,417,296
	2.28%	13,166,655	21.20%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
45,655,570	73.53%	44.75%	1,340,292	2.16%	1,931,318
3.11%	13,166,655	21.20%	Y

XII. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Missouri Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	56,403,137	95.44%	58.61%	2,697,674
	4.56%	2.80%
Terrence J. Checki	56,306,326	95.27%	58.51%	2,794,485
	4.73%	2.90%
Mary C. Choksi	56,420,593	95.47%	58.63%	2,680,218
4.53%	2.79%
Edith E. Holiday	56,514,032	95.62%	58.72%	2,586,779
	4.38%	2.69%
Gregory E. Johnson	56,285,460	95.24%	58.49%	2,815,351
	4.76%	2.93%
Rupert H. Johnson, Jr.	56,254,072	95.18%	58.45%	2,846,739
	4.82%	2.96%
J. Michael Luttig	56,444,642	95.51%	58.65%	2,656,169
	4.49%	2.76%
Larry D. Thompson	56,399,240	95.43%	58.61%	2,701,571
	4.57%	2.81%
John B. Wilson	56,449,740	95.51%	58.66%	2,651,071
4.49%	2.75%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
41,139,016	69.61%	42.75%	4,410,837	7.46%	2,742,307
	4.64%	10,808,657	18.29%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
41,287,836	69.86%	42.90%	3,339,882	5.65%	3,664,436
6.20%	10,808,657	18.29%	Y

XIII. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Oregon Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:






For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	62,114,232	96.05%	56.72%	2,553,929	3.95%	2.33%
Terrence J. Checki	62,108,649	96.04%	56.71%	2,559,512	3.96%	2.34%
Mary C. Choksi	62,259,096	96.27%	56.85%	2,409,066	3.73%	2.20%
Edith E. Holiday	62,250,507	96.26%	56.84%	2,417,654	3.74%	2.21%
Gregory E. Johnson	62,109,942	96.04%	56.71%	2,558,219	3.96%	2.34%
Rupert H. Johnson, Jr.	62,048,960	95.95%	56.66%	2,619,201	4.05%	2.39%
J. Michael Luttig	62,146,155	96.10%	56.75%	2,522,006	3.90%	2.30%
Larry D. Thompson	62,137,031	96.09%	56.74%	2,531,130	3.91%	2.31%
John B. Wilson	62,133,137	96.08%	56.74%	2,535,024	3.92%	2.31%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
44,422,929	68.69%	40.56%	3,601,294	5.57%	4,175,367
	6.46%	12,468,574	19.28%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
44,969,456	67.99%	40.15%	3,121,678	4.83%	5,108,452
7.90%	12,468,574	19.28%	Y

XIV. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Virginia Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:






For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	38,227,878	97.56%	62.37%	957,336	2.44%	1.56%
Terrence J. Checki	38,312,628	97.77%	62.51%	872,587	2.23%	1.42%
Mary C. Choksi	38,409,552	98.02%	62.67%	778,729	1.99%	1.27%
Edith E. Holiday	38,348,551	97.86%	62.57%	836,664	2.14%	1.37%
Gregory E. Johnson	38,327,862	97.81%	62.54%	857,352	2.19%	1.40%
Rupert H. Johnson, Jr.	38,314,887	97.78%	62.52%	870,327	2.22%	1.42%
J. Michael Luttig	38,340,576	97.84%	62.56%	844,639	2.16%	1.38%
Larry D. Thompson	38,310,854	97.77%	62.51%	874,361	2.23%	1.43%
John B. Wilson	38,310,041	97.77%	62.51%	875,174	2.23%	1.43%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
27,272,936	69.60%	44.50%	2,222,082	5.67%	1,099,714
	2.81%	8,590,479	21.92%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
27,445,161	70.04%	44.78%	1,634,654	4.17%	1,514,920
3.87%	8,590,479	21.92%	Y

XV. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Alabama Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:






For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	13,925,080	98.15%	54.93%	262,107	1.85%	1.03%
Terrence J. Checki	13,885,132	97.87%	54.77%	302,055	2.13%	1.19%
Mary C. Choksi	13,903,923	98.00%	54.84%	283,264	2.00%	1.12%
Edith E. Holiday	13,915,747	98.09%	54.89%	271,440	1.91%	1.07%
Gregory E. Johnson	13,924,721	98.15%	54.92%	262,466	1.85%	1.04%
Rupert H. Johnson, Jr.	13,923,683	98.14%	54.92%	263,504	1.86%	1.04%
J. Michael Luttig	13,917,679	98.10%	54.90%	269,508	1.90%	1.06%
Larry D. Thompson	13,937,625	98.24%	54.98%	249,562	1.76%	0.98%
John B. Wilson	13,924,348	98.15%	54.92%	262,839	1.85%	1.04%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
9,996,898	70.46%	39.43%	919,863	6.48%	362,057	2.55%
2,908,370	20.50%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
9,888,990	69.70%	39.01%	794,450	5.60%	595,377	4.20%	2,908,370
	20.50%	Y

XVI. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Florida Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:






For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	36,451,480	96.49%	55.17%	1,722,414	4.51%	2.61%
Terrence J. Checki	36,470,649	95.54%	55.20%	1,703,245	4.46%	2.58%
Mary C. Choksi	36,578,904	95.82%	55.36%	1,594,991	4.18%	2.41%
Edith E. Holiday	36,540,874	95.72%	55.30%	1,634,854	4.28%	2.47%
Gregory E. Johnson	36,541,567	95.72%	55.31%	1,632,328	4.28%	2.47%
Rupert H. Johnson, Jr.	36,332,322	95.18%	54.99%	1,841,573	4.82%	2.79%
J. Michael Luttig	36,654,743	96.02%	55.48%	1,517,319	3.97%	2.30%
Larry D. Thompson	36,477,511	95.56%	55.21%	1,696,384	4.44%	2.57%
John B. Wilson	36,644,655	95.99%	55.46%	1,529,240	4.01%	2.31%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
26,767,422	70.12%	40.51%	2,709,963	7.10%	2,120,647
	5.56%	6,575,860	17.23%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
26,980,676	70.68%	40.84%	2,123,958	5.56%	2,493,402
6.53%	6,575,860	17.23%	Y

XVII. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Connecticut Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	17,187,033	96.56%	61.13%	612,978	3.44%	2.18%
Terrence J. Checki	17,161,999	96.42%	61.04%	638,012	3.58%	2.27%
Mary C. Choksi	17,142,759	96.31%	60.97%	657,252	3.69%	2.34%
Edith E. Holiday	17,171,192	96.47%	61.08%	628,819	3.53%	2.24%
Gregory E. Johnson	17,234,307	96.82%	61.30%	565,704	3.18%	2.01%
Rupert H. Johnson, Jr.	17,193,542	96.59%	61.15%	606,469	3.41%	2.16%
J. Michael Luttig	17,211,139	96.69%	61.22%	588,872	3.31%	2.09%
Larry D. Thompson	17,205,852	96.66%	61.20%	594,159	3.34%	2.11%
John B. Wilson	17,234,747	96.82%	61.30%	565,264	3.18%	2.01%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
12,020,104	67.53%	42.75%	1,238,548	6.96%	697,040
3.92%	3,844,320	21.60%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
12,552,020	70.52%	44,65%	520,117	2.92%	883,554	4.96%
3,844,320	21.60%	Y

XVIII. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Louisiana Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	18,955,085	97.60%	50.15%	465,872	2.40%	1.23%
Terrence J. Checki	18,981,400	97.74%	50.22%	439,557	2.26%	1.16%
Mary C. Choksi	18,995,777	97.81%	50.26%	425,180	2.19%	1.12%
Edith E. Holiday	18,997,832	97.82%	50.26%	423,125	2.18%	1.12%
Gregory E. Johnson	18,978,936	97.72%	50.21%	442,021	2.28%	1.17%
Rupert H. Johnson, Jr.	18,959,025	97.62%	50.16%	461,932	2.38%	1.22%
J. Michael Luttig	18,985,979	97.76%	50.23%	434,978	2.24%	1.15%
Larry D. Thompson	18,919,785	97.42%	50.05%	501,172	2.58%	1.33%
John B. Wilson	18,973,061	97.69%	50.20%	447,896	2.31%	1.18%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
13,478,100	69.40%	35.66%	1,170,276	6.03%	789,117
4.06%	3,983,468	20.51%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
13,865,571	71.39%	36.68%	646,369	3.33%	925,549	4.77%	3,983,468
	20.51%	Y

XIX. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Maryland Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	27,350,713	96.16%	61.10%	1,092,964	3.84%	2.44%
Terrence J. Checki	27,363,168	96.20%	61.13%	1,080,509	3.80%	2.41%
Mary C. Choksi	27,503,111	96.69%	61.44%	940,566	3.31%	2.10%
Edith E. Holiday	27,500,306	96.68%	61.44%	943,371	3.32%	2.11%
Gregory E. Johnson	27,341,933	96.13%	61.08%	1,101,743	3.87%	2.46%
Rupert H. Johnson, Jr.	27,349,910	96.15%	61.10%	1,093,767	3.85%	2.44%
J. Michael Luttig	27,342,719	96.13%	61.08%	1,100,957	3.87%	2.46%
Larry D. Thompson	27,350,570	96.16%	61.10%	1,093,107	3.84%	2.44%
John B. Wilson	27,354,689	96.17%	61.11%	1,088,988	3.83%	2.43%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
18,768,177	65.98%	41.93%	1,499.008	5.27%	1,861,415
	6.54%	6,315,079	22.20%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
19,503,988	68.57%	43.57%	863.013	3.03%	1,761.597	6.19%
6,315,079	22.20%	Y

XX. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of North Carolina Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	47,665,517	95.71%	53.26%	2,137,414	4.29%	2.39%
Terrence J. Checki	47,750,767	95.88%	53.35%	2,052,164	4.12%	2.29%
Mary C. Choksi	47,675,649	95.73%	53.27%	2,127,282	4.27%	2.38%
Edith E. Holiday	47,761,161	95.90%	53.37%	2,041,770	4.10%	2.28%
Gregory E. Johnson	47,778,983	95.94%	53.39%	2,023,948	4.06%	2.26%
Rupert H. Johnson, Jr.	47,844,370	96.07%	53.46%	1,958,560	3.93%	2.19%
J. Michael Luttig	47,670,396	95.72%	53.27%	2,132,535	4.28%	2.38%
Larry D. Thompson	47,784,551	95.95%	53.39%	2,018,380	4.05%	2.26%
John B. Wilson	47,800,825	95.98%	53.41%	2,002,106	4.02%	2.24%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
34,990,862	70.26%	39.10%	2,928,795	5.88%	2,114,596
	4.25%	9,768,677	19.61%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
34,209,540	68.69%	38.22%	2,889,787	5.80%	2,934,926
5.89%	9,768,677	19.61%	Y

XXI. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of New Jersey Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
hereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	52,128,702	96.15%	57.03%	2,089,629	3.85%	2.29%
Terrence J. Checki	52,132,521	96.15%	57.04%	2,085,810	3.85%	2.28%
Mary C. Choksi	52,183,217	96.25%	57.09%	2,035,113	3.75%	2.23%
Edith E. Holiday	52,174,431	96.23%	57.08%	2,043,900	3.77%	2.24%
Gregory E. Johnson	52,142,497	96.17%	57.05%	2,075,834	3.83%	2.27%
Rupert H. Johnson, Jr.	52,098,893	96.09%	57.00%	2,119,438	3.91%	2.32%
J. Michael Luttig	52,186,106	96.25%	57.10%	2,032,224	3.75%	2.22%
Larry D. Thompson	52,127,397	96.14%	57.03%	2,090,934	3.86%	2.29%
John B. Wilson	52,185,618	96.25%	57.10%	2,032,713	3.75%	2.22%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
36,159,797	66.69%	39.56%	3,621,396	6.68%	2,411,248
	4.45%	12,025,886	22.18%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
36,632,698	67.57%	40.08%	2,568,382	4.74%	2,991,365
5.52%	12,025,886	22.18%	Y

XXII. The Board of Trustees of Franklin Tax-Free Trust (the "Trust"), on behalf of Arizona Tax-Free Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:


Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	49,279,434	95.92%	54.13%	2,098,290	4.08%	2.30%
Terrence J. Checki	49,419,466	96.19%	54.28%	1,958,259	3.81%	2.15%
Mary C. Choksi	49,535,878	96.42%	54.41%	1,841,846	3.58%	2.02%
Edith E. Holiday	49,396,480	96.14%	54.25%	1,981,245	3.86%	2.18%
Gregory E. Johnson	49,465,725	96.28%	54.33%	1,911,999	3.72%	2.10%
Rupert H. Johnson, Jr.	49,554,431	96.45%	54.43%	1,823,293	3.55%	2.00%
J. Michael Luttig	49,566,694	96.48%	54.44%	1,811,030	3.52%	1.99%
Larry D. Thompson	49,466,760	96.28%	54.33%	1,910,964	3.72%	2.10%
John B. Wilson	49,558,024	96.46%	54.43%	1,819,701	3.54%	2.00%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
36,288,407	70.63%	39.86%	4,391,906	8.55%	2,770,577
5.39%	7,926,836	15.43%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
35,996,698	70.06%	39.54%	3,875,968	7.54%	3,578,222
6.96%	7,926,836	15.43%	Y